================================================================================

                                                                    EXHIBIT 10.1
                                                                    ------------
THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE, AND WILL BE OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE LAW BY VIRTUE OF THE COMPANY'S INTENDED COMPLIANCE WITH SECTION 4(2) OF THE ACT, THE PROVISIONS OF REGULATION D PROMULGATED THEREUNDER, AND PARALLEL EXEMPTIONS UNDER STATE LAW. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                             SPA No. ___________

                    Common Stock, $0.001 Par Value Per Share



                         COMMON STOCK PURCHASE AGREEMENT



         THIS COMMON STOCK PURCHASE AGREEMENT ("Agreement") is entered into between and among CirTran Corporation,a Nevada corporation (the "Company"), and ANAHOP, INC., a California corporation (the "Purchaser"), dated as of June 30, 2006. The Company and the Purchaser may each be referred to herein as a "Party" and collectively as the "Parties."

                                    RECITALS

         A. Subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to subscribe for and purchase the number of shares of the Company's Common Stock (the "Shares"), and the Company desires to issue to the Purchaser and the Purchaser desires to subscribe for the number of warrants (the "Warrants") indicated below and on the signature page hereof.

         B. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

         IN CONSIDERATION of the mutual covenants and promises set forth below and other good and valuable consideration, the receipt and adequacy of which the parties acknowledge by their signatures below, Purchaser hereby agrees to acquire, and the Company agrees to issue and sell, certain securities of the Company according to the terms and conditions set forth in this Agreement.

                                    AGREEMENT

         1.       Purchase of Securities.

         1.1 Subject to the terms and conditions of this Agreement, Purchaser hereby agrees to acquire, and the Company agrees to sell, Twenty-Eight Million, Five Hundred Seventy-One Thousand, Four Hundred Twenty-Eight (28,571,428) shares of its Common Stock (the "Shares"). The consideration paid for the Shares shall be Two Million Dollars ($2,000,000) (the "Purchase Price") which shall be payable in full by certified check or by wire transfer to the Company according to the transfer instructions set forth in Schedule 1, as follows:

                  1.1.1 At the time of the acceptance by the Company of the Purchaser's subscription, which shall occur on June 30, 2006 (the "Closing"), the Purchaser shall pay $300,000 to the Company, either by certified check or by wire transfer of immediately available funds.

                  1.1.2 No later than thirty (30) calendar days following the Closing, the Purchaser shall pay an additional $200,000 to the Company, either by certified check or by wire transfer of immediately available funds.

                  1.1.3 No later than thirty (30) calendar days following the date on which any class of the Company's capital stock is first listed for trading on either the Nasdaq Small Cap Market, the Nasdaq Capital Market, the American Stock Exchange, or the New York Stock Exchange, the Purchaser shall pay an additional $500,000 to the Company, either by certified check or by wire transfer of immediately available funds.

                  1.1.4 No later than sixty (60) calendar days following the date on which any class of the Company's capital stock is first listed for trading on either the Nasdaq Small Cap Market, the Nasdaq Capital Market, the American Stock Exchange, or the New York Stock Exchange, the Purchaser shall pay an additional $1,000,000 to the Company, either by certified check or by wire transfer of immediately available funds.

                  1.1.5 Upon receipt by the Company of the payment of the first $500,000 of the Purchase Price, the Company shall issue a certificate or certificates to the Purchaser representing 7,142,857 of the Shares. Upon receipt by the Company of the payment of the remainder of the Purchase Price ($1,500,000), the Company shall issue a certificate or certificates to the Purchaser representing the remaining 21,428,571 Shares and shall issue the Warrants (described below) to the Purchaser.

         1.2 Additionally, subject to the terms and conditions of this Agreement, Purchaser hereby agrees to subscribe for, and the Company agrees to issue, warrants (the "Warrants") to purchase additional shares of the Company's Common Stock, as follows:

                  1.2.1 A warrant to purchase up to 20,000,000 shares, with an exercise price of $0.15 per share, exercisable upon the date of issuance, substantially in the form attached hereto as Appendix A, to Albert Hagar.

                  1.2.2 A warrant to purchase up to 10,000,000 shares, with an exercise price of $0.15 per share, exercisable upon the date of issuance, substantially in the form attached hereto as Appendix A, to Fadi Nora.

                  1.2.3 A warrant to purchase up to 10,000,000 shares, with an exercise price of $0.25 per share, exercisable upon the date of issuance, substantially in the form attached hereto as Appendix B, to Fadi Nora.

                  1.2.4 A warrant to purchase up to 23,000,000 shares, with an exercise price of $0.50 per share, exercisable upon the date of issuance, substantially in the form attached hereto as Appendix C, to Albert Hagar.

         1.3 Registration Rights. The Parties specifically acknowledge and agree that the only registration rights that are granted in connection with this Agreement are as follows:

                  1.3.1 No registration rights are granted with respect to the Shares.

                  1.3.2 With respect to the shares underlying the Warrants, piggyback registration rights are granted as follows:
                           (A) Once all of the warrants with an exercise price of $0.15 (the "Fifteen Cent Warrants") have been exercised, the Company agrees to include in the next registration statement that is filed by the Company the resales of the shares issued upon exercise of the Fifteen Cent Warrants; (B) Once all of the warrants with an exercise price of $0.25 (the "Twenty-five Cent Warrants") have been exercised, the Company agrees to include in the next registration statement that is filed by the Company the resales of the shares issued upon exercise of the Twenty-five Cent Warrants; and (C) Once all of the warrants with an exercise price of $0.50 (the "Fifty Cent Warrants") have been exercised, the Company agrees to include in the next registration statement that is filed by the Company the resales of the shares issued upon exercise of the Fifty Cent Warrants.

         2. Acceptance; Revocability. This Agreement is irrevocable by Purchaser, but the Company may accept or reject it in whole or in part in its sole and absolute discretion and return the Purchase Price to the Purchaser without interest or deductions at any time prior to executing and delivering to the Purchaser a copy of this Agreement. Upon acceptance by execution of this Agreement by the Company, which date shall constitute the closing date (the "Closing Date") for each investor, however, the Company may not thereafter revoke this Agreement.

         3. Use and Disposition of Proceeds. Purchaser acknowledges and agrees that if the Company accepts the Agreement, the Company shall have immediate access to such funds and that such funds shall be used by the Company according to the Company's management's discretion.

         4. Representations and Warranties of Purchaser. To induce the Company's acceptance of this Agreement, Purchaser hereby represents and warrants to the Company and its agents and attorneys as follows:

                  4.1 Accredited Status. The Purchaser, by initialing the applicable paragraph (a) through (g) below, hereby represents and warrants that the Purchaser is an "Accredited Investor" as defined in Regulation D under the Securities Act, because the Purchaser meets the requirements set forth in one or more of the enumerated categories. The Purchaser has reviewed the Investor Suitability Standards attached as Annex A hereto and confirms it is an "Accredited Investor" as indicated below. Place your initials in the space provided in the beginning of each applicable paragraph thereby representing and warranting as to the applicability to the Purchaser of the initialed paragraph or paragraphs. If you are not an accredited investor, you may so indicate by not initialing any of the following paragraphs.

                  [   ]    (a) any individual Purchaser whose net worth, or
                           joint net worth with that person's spouse at the time of his purchase, exceeds $1,000,000 (including any individual participant of a Keogh Plan, IRA or IRA
                           Rollover Purchaser);

                  [   ]    (b) any individual Purchaser who had an income in
                           excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects an income in excess of the same income level in the current year (including any individual participant of a Keogh Plan, IRA or IRA
                           Rollover Purchaser);

                  [ X ] (c) any corporation or partnership not formed for the specific purpose of making an investment in the Common Stock, with total assets in excess of $5,000,000;

                  [   ]    (d) any trust, which is not formed for the specific
                           purpose of investing in the Common Stock, with total assets in excess of $5,000,000, whose purchase is directed by a sophisticated person, as such term is defined in Rule 506(b) of Regulation D under the Securities Act;

                  [   ]    (e) any ERISA Plan if the investment decision is made
                           by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, insurance company, or registered investment adviser, or the Plan has total assets in excess of $5,000,000;

                  [   ]    (f) any individual Purchaser who is an executive
                           officer or director of the Company.;

                  [   ]    (g) any entity in which all of the equity owners are
                           Accredited Investors under paragraphs (a), (b), (c) or (f) above or any other entity meeting required
                           "Accredited Investor" standards under Rule 501 of
                           Regulation D under the Securities Act and applicable

                           State securities law criteria. IF THE PURCHASER IS AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE ACCREDITED INVESTORS, THE PURCHASER MUST PROVIDE A SUBSCRIPTION AGREEMENT FROM EACH OF ITS EQUITY OWNERS;

                  [   ]    (h) other (please explain i.e., a foreign investor)


                  4.2 Liquidity. Purchaser presently has sufficient liquid assets to pay the Purchase Price. Purchaser's overall commitments to investments that are not readily marketable is not disproportionate to Purchaser's total assets, and Purchaser's investment in the Company will not cause such overall commitment to become excessive. Purchaser has adequate means of providing for its current needs and contingencies and has no need for liquidity in its investment in the Company or for a source of income from the Company. Purchaser is capable of bearing the economic risk and the burden of the investment contemplated by this Agreement, including, but not limited to, the possibility of the complete loss of the value of the Shares and the limited transferability of the Shares, which may make the liquidation of the Shares impossible in the near future.


                  4.3 Organization, Standing, Authorization. If a corporation, limited liability company, or other entity, Purchaser is duly organized, validly existing, and in good standing under the laws of its State of organization, and has the requisite power and authority to enter into this Agreement, acquire the Shares and execute and deliver any documents or instruments in connection with this Agreement. The execution and delivery of this Agreement, and all other documents and instruments executed by Purchaser in connection with any of the transactions contemplated by this Agreement have been duly authorized by all required action of Purchaser's members or managers. The person executing, on Purchaser's behalf, this Agreement and any other documents or instruments executed by Purchaser in connection with this Agreement is duly authorized to do so.

                  4.4 Absence of Conflicts. Purchaser represents and warrants that the execution and delivery of this Agreement and any other document or instrument executed in connection with this Agreement, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Purchaser, or the provision of any indenture, instrument or agreement to which Purchaser is a party or are subject, or by which Purchaser or any of its properties is bound, or conflict with or constitute a material default thereunder, or result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by either Purchaser to any third party, or require the approval of any third-party pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Purchaser is subject or to which any of its properties, operations or management may be subject.

                  4.5 Sole Party in Interest. Purchaser represents that it is the sole and true party in interest, and no other person or entity has or will have upon the issuance of the Shares any beneficial ownership interest in the Shares or any portion of the Shares, whether direct or indirect.

                  4.6 Investment Purpose. Purchaser represents that it is acquiring the Shares for its own account and for investment purposes and not on behalf of any other person or entity or for or with a view to resale or distribution.

                  4.7 Knowledge and Experience. Purchaser has been advised, to the Purchaser's satisfaction and understanding, with respect to the advisability of an investment in the Company and the Shares. Purchaser is experienced in evaluating and making speculative investments, and has the capacity to protect its interests in connection with the acquisition of the

Shares. Purchaser has such knowledge and experience in financial and business matters in general, and investments in the computer industry in particular, that Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company. Purchaser has been informed that an investment in the Company is speculative and have concluded that Purchaser's proposed investment is appropriate in light of its overall investment objectives and financial situation.

                  4.8 Investment Advisors. Purchaser represents that no investment advisor or purchaser representative has been consulted or retained in connection with Purchaser's decision to invest in the Company.

                  4.9 Disclosure, Access to Information. Purchaser confirms that it has received and thoroughly read and is familiar with and understand this Agreement, and that all documents, records, books and other information pertaining to Purchaser's investment in the Company requested by Purchaser have been made available for inspection and copying and that there are no additional materials or documents that have been requested by Purchaser that have not been made available by the Company. Purchaser further acknowledges it has had an opportunity to ask questions of and receive answers from the Company's representatives, and that any decision not to ask questions of the Company's representatives was a conscious decision on Purchaser's part and reflects Purchaser's belief that no additional information is necessary in order to make an informed decision about investing in the Company. Purchaser further acknowledges that it understands that the Company is not subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  4.10 Exclusive Reliance on this Agreement. In making the decision to purchase the Shares, Purchaser has relied exclusively upon information included in this Agreement or incorporated herein by reference pursuant to Section 4.9, and investigations made by Purchaser, and not on any other representations, promises or information, whether written or verbal, by any person.

                  4.11 Accuracy of Unincorporated Documents and Other Unincorporated Materials. To the extent Purchaser has received documents or other materials, other than as expressly incorporated herein by reference pursuant to Section 4.9, Purchaser acknowledges the following with respect to such documents and materials:


                           (1) Such documents and materials and any projections contained therein may be incomplete, may contain errors or misstatements, and do not purport to adequately describe the transactions contemplated by this Agreement or the status of the development of the Company's technology. Purchaser agrees that such documents and materials cannot be relied upon in making a decision as to whether to purchase the Shares and acknowledges that there can be no assurance that any of the projections contained therein will be accomplished by the Company; and

                           (2) Purchaser has been advised and fully understands that any summaries, projections, forecasts or estimates included in such documents and materials, including those relating to product development schedules and projections, possible revenues, income, profitability of the Company or an investment therein inherently involve uncertainties and may be affected by circumstances in the future which cannot be reasonably predicted and are beyond the control of the Company. Further, the projections, forecasts and estimates are speculative and may be optimistic, and there can be no assurance that any of the projections, forecasts or estimates will be reached, or that the Company will successfully produce a commercially viable product or that the Company will realize any income or profits or that any dividends or distributions of profits will be paid on the Company's securities.

                  4.12 Residency. Purchaser is organized under the laws of and has its principal place of business in the State of California.

                  4.13 Advice of Counsel. Purchaser understands the terms and conditions of this Agreement, has investigated all issues to Purchaser's satisfaction, has consulted with such of Purchaser's own legal counsel or other advisors as Purchaser deems necessary, and is not relying, and has not relied on the Company for an explanation of the terms or conditions of this Agreement or any document or instrument related to the transactions contemplated thereby. Purchaser further acknowledges, understands, and agrees that, in arranging for the preparation of this Agreement and all other documents and materials related thereto, the Company has not attempted to procure, and has not procured, legal representation for Purchaser.

                  4.14 Accuracy of Representations and Information. All representations made by Purchaser in this Agreement and all documents and instruments related to this Agreement, and all information provided by Purchaser to the Company concerning Purchaser and its respective financial positions is correct and complete as of the date hereof. If there is any material change in such information before the actual issuance of the Shares, Purchaser immediately will provide such information to the Company.

                  4.15 No Representations. None of the following have ever been represented, guaranteed, or warranted to Purchaser by the Company or any of its employees, agents, representatives or affiliates, or any broker or any other person, expressly or by implication:

                           (1) The approximate or exact length of time that Purchaser will be required to remain as owner of the Shares;

                           (2) The percentage of profit or amount of or type of consideration, profit or loss (including tax write-offs or other tax benefits) to be realized, if any, as a result of an investment in the Shares; or

                           (3) The past performance or experience on the part of the Company or any affiliate or their associates, agents or employees, or of any other person as being indicative of future results of an investment in the Shares.

                  4.16 Federal Tax Matters. Purchaser has reviewed and understands the federal income tax aspects of its purchase of the Shares, and has received such advice in this regard as Purchaser deems necessary from qualified sources such as attorneys, tax advisors or accountants, and is not relying on any representative or employee of the Company for such advice.

                  4.17 No Representations by Brokers or Finders. Purchaser represents that in making its decision to purchase the Shares, it is not relying on any representations, warranties, promises, or other inducements to purchase that were made by any broker, finder, or selling agent of the Company, and that the only representations, warranties, or other inducements to purchase are contained in the written materials provided by the Company to the Purchaser.

         5. Certain Risk Factors. Purchaser has been informed about and fully understands that there are risks associated with an investment in the Company. Such risks may include, but not necessarily be limited to, the risk factors set forth in the Company's Annual Report for the year ended December 31, 2005 (the "Annual Report"). By signing below, the Purchaser acknowledges that he or she has read and understands the Risk Factor section of the Annual Report, and recognizes and acknowledges that an investment in the Company includes certain risks, not limited to those listed.

         6. Manner of Sale. At no time was Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement, or any other form of general solicitation or advertising.

         7. Restricted Securities. Purchaser understands and acknowledges that resales of the Shares have not been registered under the Act, or any state securities laws, and the Shares will be issued in reliance upon certain exemptions from the registration requirements of those laws, and thus cannot be resold unless they are registered under the Act or unless the Company has first received an opinion of competent securities counsel that an exemption from registration is available for such resale. With regard to the restrictions on resales of the Shares, Purchaser is aware (i) of the limitations and applicability of Securities and Exchange Commission Rule 144; (ii) that the Company will issue stop transfer orders to its transfer agent in the event of attempts to improperly transfer any such securities; and (iii) that a restrictive legend will be placed on the Shares and any security underlying or into which any of the Shares are or will be convertible, which legend will read substantially as follows:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND STATE SECURITIES LAWS AND THEREFORE HAVE NOT BEEN REGISTERED UNDER THE ACT OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF THE ACT OR APPLICABLE STATE LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. FURTHERMORE, THE COMPANY WILL INSTRUCT ITS STOCK TRANSFER AGENT NOT TO RECOGNIZE ANY SALE OF THESE SECURITIES UNLESS THE COMPANY HAS FIRST RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS SECURITIES COUNSEL, THAT AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.

         8. Indemnification. Purchaser agrees to indemnify the Company, its officers employees and agents, and hold them harmless from and against any and all liability, damage, cost or expense, including attorney's fees, incurred on account or arising out of:

                  8.1 Any inaccuracy in the declarations, representations, and warranties by Purchaser set forth herein;

                  8.2 The disposition of the Shares or any portion thereof, by Purchaser contrary to the declarations, representations and warranties set forth herein and any restrictions on transfer that may be noted on the certificates representing such securities; and

                  8.3 Any action, suit or proceeding based upon (i) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or (ii) the disposition of Shares, or any portion thereof.

         9. Conduct of Business; Interim Operations. The Company covenants that, after execution of the Agreement, but before the Closing Date, the Company will use its best efforts to conduct its business and operations in a reasonable and professional manner and in accordance with past practices, to preserve its existing business organization and its relationships with its employees and other third parties, to preserve and protect its assets, and to conduct its business in compliance with all applicable laws and regulations. Prior to the Closing Date, the Company will promptly inform Purchaser of any material developments or transactions involving the Company that arise after the date the parties execute this Agreement through the Closing Date.

         10. Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser as follows:

                  10.1 Organization, Standing, Etc. The Company is duly organized, validly existing, and in good standing under the laws of the State of Nevada, and has the requisite power and authority to enter into and perform this Agreement and to execute and perform under the documents, instruments and agreements related to this Agreement.

                  10.2 Authorization. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all required action of the Company.

         11. Confidentiality. Purchaser acknowledges and agrees that the Company has provided them with certain information about the Company that is proprietary and confidential in connection with the consummation of the transactions contemplated by this Agreement (the "Confidential Information"). Purchaser covenants to preserve the confidentiality of the Confidential Information and to use the Confidential Information only for the purpose of determining to proceed with the transactions contemplated by this Agreement, and agrees to do so for a period of five (5) years, except that information (i) in the public domain without violation of any confidentiality agreement, if known by the party receiving it before receipt, or (ii) received from a third party without violation of a non-disclosure obligation of that third party of the party delivering or disclosing information shall not be considered Confidential Information subject to this Section 11.

         12. Nondisclosure. Except as required by applicable securities laws, rules and regulations, prior to the Closing Date, no press release or other announcement concerning the proposed transactions will be issued except by mutual consent of the parties. This Agreement and all negotiations and discussions between the parties in connection with this Agreement shall be strictly confidential and will not be disclosed in any manner prior to the Closing Date, except to employees and agents of the parties on a need-to-know basis, as required by applicable law or regulations or as otherwise agreed by the parties. After closing, disclosure shall be at the sole discretion of the Company.

         13.      General Provisions.

                  13.1 Attorneys' Fees. In the event of a default in the performance of this Agreement or any document or instrument executed in connection with this Agreement, the defaulting party, in addition to all other obligations of performance hereunder, shall pay reasonable attorneys' fees and costs incurred by the non-defaulting party to enforce performance or clarify the terms of this Agreement.

                  13.2 Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah, excluding its choice of law rules.

                  13.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which when so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

                  13.4 Entire Agreement. This Agreement, and the Exhibits, Schedules and other attachments referred to herein (all of which are incorporated in this Agreement by reference) collectively set forth the entire agreement between the parties as to the subject matter hereof, supersede any and all prior or contemporaneous agreements or understandings of the parties relating to the subject matter of this Agreement, and may not be amended except by an instrument in writing signed by all of the parties to this Agreement.

                  13.5 Expenses. The parties shall be responsible for and shall pay their own costs and expenses, including without limitation attorneys' fees and accountants' fees and expenses, in connection with the conduct of the due diligence inquiry, negotiation, execution and delivery of this Agreement and the instruments, documents and agreements executed in connection with this Agreement.

                  13.6 Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

                  13.7 Notices. All notices or other communications provided for under this Agreement shall be in writing, and mailed, telecopied or delivered by hand delivery or by overnight courier service, to the parties at their respective addresses as indicated below or at such other address as the parties may designate in writing:

                  If to Purchaser, to it, him, her, or them at:

                           ANAHOP, INC.
                           1840 South Harbor Blvd.
                           Anaheim, CA 92802
                           Fax: (714) 564-0900

                           With a copy to:

                           Thomas Dobyns
                           10541 Potter Circle
                           Villa Park, CA 92861
                           Fax: (714) 997-9081

                  If to the Company, to:

                           Iehab Hawatmeh
                           President & CEO
                           CirTran Corporation
                           4125 South 6000 West
                           West Valley City, Utah 84128
                           Fax: (801) 963-8823


                           With a copy (which shall not constitute notice) to:

                           DURHAM, JONES & PINEGAR, P.C.
                           111 East Broadway, Suite 900

                           Salt Lake City, Utah  84111
                           Fax: (801) 415-3500
                           Attn: Jeffrey M. Jones

All notices and communications shall be effective as follows: When mailed, upon three (3) business days after deposit in the mail (postage prepaid); when telecopied, upon confirmed transmission of the telecopied notice; when hand delivered, upon delivery; and when sent by overnight courier, the next business day after deposit of the notice with the overnight courier.

                  13.8 Severability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

                  13.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors, but shall not be assignable by Purchaser without the prior written consent of the Company.

                  13.10 Survival of Certain Representations, Warranties and Covenants Closing. All warranties, representations, indemnities and agreements made in this Agreement by either party shall survive the date of this Agreement, the Closing Date, the consummation of the transactions contemplated by this Agreement, and the issuance by the Company of the Shares.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                            SIGNATURE PAGES FOLLOW.]

      EXECUTION PAGE FOR SUBSCRIPTION BY ENTITIES

NUMBER OF SHARES SUBSCRIBED FOR     28,571,428
MULTIPLIED BY                       $0.07 PER SHARE
TOTAL SUBSCRIPTION AMOUNT           $2,000,000


___      LIMITED LIABILITY COMPANY _____________________________________________

 X       CORPORATION (Please include certified corporate resolution authorizing
___      signature) ____________________________________________________________

___      PARTNERSHIP ___________________________________________________________

___      OTHER _________________________________________________________________

Print information as it is to appear on the Company records.

   ALBERT HAGAR                                   200794122
________________________________________________________________________________
(Name of Subscriber)                         (Taxpayer ID Number)

  1840 S. Harber, Anaheim, CA 92802             (714) 564-0999
________________________________________________________________________________
(Address)                                      (Telephone Number)


         The Purchaser trustee, partner, corporate officer or fiduciary certifies that he or she has full power and authority from all beneficiaries, partners or shareholders of the entity named above to execute this Subscription Agreement on behalf of the entity and to make the representations, warranties and agreements made herein on their behalf and that investment in the Shares has been affirmatively authorized by the governing board or body of such entity and is not prohibited by law or the governing documents of the entity.

                                  SIGNATURE(S)
                                  ------------


Dated:  June 30, 2006.

(1)  /s/ Albert Hagar                     (2)
    ------------------------------------      ----------------------------------
    By:Signature of Authorized                By: Signature of Authorized Co-
       Signatory                                  Signatory

     Albert Hagar
    ------------------------------------      ----------------------------------
    Print Name of Signatory                       Print Name of Co-Signatory
     President
    ------------------------------------      ----------------------------------
    Title                                         Title

    ------------------------------------      ----------------------------------
    Print Name of Signatory and Title,            Print Name of Co-Signatory and
    if applicable                                 Title, if applicable

ACCEPTED AND AGREED:

CirTran Corporation,
      a Nevada corporation



By: /s/ Iehab Hawatmeh                      Dated: June 30, 2006
   ------------------------------------
Name Iehab Hawatmeh
    -----------------------------------

                                   SCHEDULE 1

WIRE TRANSFER INSTRUCTIONS

                                   APPENDIX A

                          FORM OF FIFTEEN CENT WARRANT

                                   APPENDIX B

                        FORM OF TWENTY-FIVE CENT WARRANT

                                   APPENDIX C

                           FORM OF FIFTY CENT WARRANT

--------------------------------------------------------------------------------